UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

NUTRACEUTICAL INTERNATIONAL CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant's telephone number, including area code: (435) 655-6106

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 3, 2017, Nutraceutical International Corporation (“Nutraceutical”) announced that its Board of Directors has declared a quarterly cash dividend on Nutraceutical's common stock. The declared quarterly dividend of $0.125 per share is payable on April 5, 2017 to stockholders of record on March 20, 2017. The press release reporting this announcement is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated March 3, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION (Registrant)
Date: March 3, 2017	By: /s/ Cory J. McQueen ` Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated March 3, 2017

4